UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 30, 2005


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-25675                 74-3055158
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      500 NORTH MICHIGAN AVENUE, SUITE 300
                             CHICAGO, ILLINOIS 60611
                (Address of Principal Executive Offices/Zip Code)


                                 (312) 396-4031
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On March 30, 2005, pursuant to the filing of an Amended and Restated Agreement and Plan of Merger, Patron Systems, Inc.'s (the "Registrant") merger with Entelagent Software Corp. ("Entelagent") became effective. The Amended and Restated Agreement and Plan of Merger amended and restated the Agreement and Plan of Merger entered into by the parties on November 24, 2002. The merger was consummated pursuant to a definitive Amended and Restated Supplemental Agreement entered into as of February 24, 2005, and the Amended and Restated Agreement and Plan of Merger, each among the Registrant, ESC Acquisition, Inc., a wholly-owned subsidiary of the Registrant and Entelagent. Pursuant to the terms of the Amended and Restated Supplemental Agreement and the Amended and Restated Agreement and Plan of Merger with Entelagent, ESC Acquisition, Inc. merged with and into Entelagent, with Entelagent surviving the merger as a wholly-owned subsidiary of the Registrant. In connection with the Entelagent merger, the Registrant issued 3,000,000 shares of Common Stock in exchange for the outstanding shares of the capital stock of Entelagent.

         The Registrant has agreed to register the resale of the 3,000,000 shares of Common Stock issuable to the holders of the outstanding capital stock of Entelagent at such time as the Registrant next files a registration statement with the Securities and Exchange Commission ("SEC"). In addition, pursuant to the terms of the Amended and Restated Supplemental Agreement, the Registrant will also (i) issue to certain officers, directors, shareholders and creditors of Entelagent, in consideration of amounts owed by Entelagent to such parties, promissory notes in the aggregate principal amount of approximately $2,640,000, with interest payable thereon at a rate of 8% per annum and maturing on February 28, 2006, and (ii) repay approximately $1,351,000 in outstanding liabilities of Entelagent.

         The issuance and sale of the securities issued or issuable in connection with the Entelagent merger were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

         The press release  announcing this  transaction is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  It is impracticable at this time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than June 15, 2005.

         (b)      Pro forma Financial Information.

                  It is impracticable at this time for the Registrant to provide the pro forma financial information that is required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than June 15, 2005.


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


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Agreement and Plan of Merger dated March 30, 2005, among Patron Systems, Inc., ESC Acquisition, Inc. and Entelagent Software Corp.

                  10.2 Registration Rights Agreement dated March 30, 2005, among Patron Systems, Inc. and each of the former Entelagent Software Corp. shareholders signatory thereto.

                  10.3 Form of Promissory Note issued to certain creditors of Entelagent Software Corp.

                  99.1 Press Release dated April 1, 2005, published by Patron Systems, Inc., announcing the acquisition of Entelagent Software Corp.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PATRON SYSTEMS, INC.



Date:    April 5, 2005                 By:      /s/ Robert Cross
                                                --------------------------
                                                Robert Cross
                                                Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1 Agreement and Plan of Merger dated March 30, 2005, among Patron Systems, Inc., ESC Acquisition, Inc. and Entelagent Software Corp.

10.2 Registration Rights Agreement dated March 30, 2005, among Patron Systems, Inc. and each of the former Entelagent Software Corp. shareholders signatory thereto.

10.3 Form of Promissory Note issued to certain creditors of Entelagent Software Corp.

99.1              Press  Release  dated   April 1,  2005,  published  by  Patron
                  Systems,   Inc.,  announcing  the  acquisition  of  Entelagent
                  Software Corp.


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